UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 5, 2022
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road	Spring	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

   On April 5, 2022, Hewlett Packard Enterprise Company (the "Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on five proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 16, 2022.

Proposal 1
    The Company’s stockholders elected 11 individuals to the Company's Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Ammann	994,410,633	4,547,927	2,157,977	142,250,336
Pamela L. Carter	964,433,962	35,020,450	1,662,125	142,250,336
Jean M. Hobby	995,071,580	4,374,474	1,670,483	142,250,336
George R. Kurtz	994,458,675	4,567,585	2,090,277	142,250,336
Raymond J. Lane	890,430,302	108,484,010	2,202,225	142,250,336
Ann M. Livermore	972,956,149	26,704,932	1,455,456	142,250,336
Antonio F. Neri	994,709,816	4,520,084	1,886,637	142,250,336
Charles H. Noski	994,234,619	4,706,540	2,175,378	142,250,336
Raymond E. Ozzie	994,394,932	4,673,255	2,048,350	142,250,336
Gary M. Reiner	978,563,142	20,654,360	1,899,035	142,250,336
Patricia F. Russo	935,659,009	63,830,089	1,627,439	142,250,336

Proposal 2
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,132,968,021	8,092,753	2,306,099	—

Proposal 3
The Company’s stockholders cast their votes to approve Amendment No. 1 to the Hewlett Packard Enterprise Company 2021 Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
969,999,545	28,897,815	2,219,177	142,250,336

Proposal 4
The Company’s stockholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
900,836,859	96,349,738	3,929,940	142,250,336

Proposal 5
    The Company’s stockholders cast their votes with respect to a stockholder proposal seeking to require stockholder approval to amend the Company's bylaws to lower the stockholder ownership threshold required to call a special meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
490,170,252	506,383,355	4,562,930	142,250,336

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: April 7, 2022	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary